UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

CALLWAVE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50958	77-0490995
(Commissioner File Number)	(IRS Employer Identification No.)

136 West Canon Perdido Street, Suite A, Santa Barbara, California 93101

(Address of principal executive offices)

(805) 690-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 7, 2004, CallWave, Inc., Santa Barbara, California (“CallWave”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the launch of its new Mobile Call ScreeningSM capability, which allows users to listen to voice messages as they are being left and take calls in real time, and its new Mobile Call TransferSM capability, which allows users to instantly transfer a live cell phone call to a home or office phone.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated December 7, 2004, announcing the launch of its Mobile Call ScreeningSM and Mobile Call TransferSM capabilities for cell phones.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLWAVE, INC.,

Date: December 7, 2004	By:	/s/ David F. Hofstatter
David F. Hofstatter President and Chief Executive Officer

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